Exhibit 10.3

AMENDMENT NO. 1 TO CHIEF EXECUTIVE AGREEMENT

This Amendment, dated and effective as of August 28, 2020 (the “Effective Date”), to the Chief Executive Agreement (the “Agreement”), effective as of January 1, 2018 by and between Global Indemnity Limited (“Global Cayman”) and Cynthia Valko (the “Executive”):

WHEREAS, Global Cayman entered into a Scheme of Arrangement and Amalgamation (the “Scheme”) with New CayCo (“New CayCo”) and certain shareholders, which was consummated on the Effective Date and which, together with the subsequent merger (together with the Scheme, the “Reorganization”) of New CayCo with and into Global Indemnity Group, LLC (“Global Delaware”), resulted in the exchange of Global Cayman ordinary shares for Global Delaware common shares on a one-for-one basis, the replacement of Global Cayman by Global Delaware as the ultimate parent holding company of the Global Indemnity group of companies and the assumption by Global Delaware of the obligations of Global Cayman; and

WHEREAS, the Executive, Global Cayman and Global Delaware (the “Parties”) wish to amend the Agreement to reflect such changes that are deemed necessary or appropriate to reflect the consummation of the Reorganization;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Parties hereby agree as follows:

1. Effective as of the Effective Date, all references to “Global Indemnity Ltd.” in the Agreement shall instead be references to “Global Indemnity Group, LLC.”

2. All other terms and conditions of the Agreement, as so amended, shall remain unchanged and in full force and effect.

3. This Amendment may be executed in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Facsimile or electronic copies of this Amendment shall be of the same force and effect as the original.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Chief Executive Agreement as of the Effective Date.

EXECUTIVE

/s/ Cynthia Y. Valko
Cynthia Y. Valko

GLOBAL INDEMNITY LIMITED

/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer

GLOBAL INDEMNITY GROUP, LLC

/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer

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